                          SERVICING CERTIFICATE                           PAGE 5
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MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996D



PASS-THROUGH RATES CURRENT DISTRIBUTION:

CLASS A CERTIFICATES, SERIES 1996D    LIBOR + 0.30%      5.92500%
CLASS B CERTIFICATES, SERIES 1996D    LIBOR + 1.25%      6.87500%


Current Collection Period:  01-Nov-96 to 30-Nov-96
P & S Agreement Date:                                  01-Nov-96

                                                 Current
                                                ---------
Original Closing Date:                          11-Dec-96
DISTRIBUTION DATE:                              14-DEC-96
Days in Accrual Period                                 30

                          Weighted Avg Mtg Rate (WAC)             7.50000%
LIBOR      5.62500%       Weighted Avg Net Mtg Rate (Alt. Rate)   7.12000%


       ---------------------------------------------------------------------------------------------------------------------------
     1      Beginning Pool Principal Balance                                                                       635,000,000.00
     2      Beginning Pool Balance Factor                                                                              100.000000%
       ---------------------------------------------------------------------------------------------------------------------------

     3      Beginning Class A Principal Balance                                                                    627,062,000.00
     4      Beginning Class B Principal Balance                                                                      7,938,000.00
       ---------------------------------------------------------------------------------------------------------------------------

     5      Aggregate of all Monthly Principal Payments                                          (P&S 5.08i   )              0.00
     6      Aggregate of all Principal Prepayments Received                                      (P&S 5.08i   )      2,524,069.48
     7      Aggregate of any Net Liquidation Proceeds Received                                   (P&S 5.08iii )              0.00
     8      Aggregate of any Insurance Proceeds Received                                         (P&S 5.08iv  )              0.00
     9      Aggregate of any Awards or Settlements From Condemnation Proceedings                 (P&S 5.08v   )              0.00
    10      Aggregate of any Proceeds From Repurchased Mortgage Loans                            (P&S 5.08vi  )              0.00
    11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
               Insurance Policy                                                                  (P&S 5.08vii )              0.00
    12      Aggregate of any Revenues From Foreclosure or Deed Net of any
               Advances                                                                          (P&S 5.08viii)              0.00
    13      Current Principal Advances                                                                                       0.00
    14      Current Servicer Principal Reimbursements                                                                        0.00
    15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                    2,524,069.48
    16      Unrecovered Principal Amounts (Liquidation Loss)                                                                 0.00
    17      Aggregate of all Interest Payments Received                                          (P&S 5.08ii  )      1,583,170.65
    17a     Prefunding Account Interest Earned                                                                          67,464.10
    17b     Accrued Interest Received at Closing                                                                       524,093.98
    18      Current Servicing Fee                                                                (P&S 5.08ii  )         12,225.45
    19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                     (P&S 6.02vii )      1,689,101.46
    19 i.   Current Servicer Interest Advance (Recovery)                                                             1,689,101.46
    20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                        0.00
    21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                     2,524,069.48
    22      Total Interest Available For Distribution (17+17b-18+19i)                                                3,784,140.64
    23      Total Funds Available For Distribution (15+22)                                                           6,308,210.12

       ---------------------------------------------------------------------------------------------------------------------------
    24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                   2,524,069.48
       ---------------------------------------------------------------------------------------------------------------------------
                                                                                  WATERFALL
    25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                    (P&S 6.02i   )            98.75%
       ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
               Amount (Line 20)                                                                                             0.00
       iii. Class A Prepayment Percentage                                                                                 100.00%
       iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal
               Distribution Amount                                                                                  2,524,069.48
       v.   Class A Total Distribution Allocable to Principal                         2                             2,524,069.48
       vi.  Class A Recovered Principal Amount                                                                              0.00
       vii  Class A Unrecovered Principal Amount                                      7                                     0.00

    26 i.   Class A Total Distribution Allocable to Interest
                    (min of: 26ii. or 23)                                             1          (P&S 6.02ii  )     3,096,118.63
       ii.  Class A Interest Formula Distribution Amount (26iii. + 26iv.)                        (P&S 6.02ii  )     3,096,118.63
       iii. Class A Current Interest  (pass-through rate x A's upb)                              (P&S 6.02ii  )     3,096,118.63
       iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                      (P&S 6.02iii )             0.00

       v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                      (P&S 6.02iii )             0.00
       vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. >
               0: min of 26i. and 26iv.)                                                         (P&S 6.02iii )             0.00
       viii.Class A Interest Shortfall  (26ii. - 26i.)                                           (P&S 6.02iii )             0.00
       ---------------------------------------------------------------------------------------------------------------------------

    27 i.   Current Certificate Insurance Premium                                     3                                55,550.01
       ii.  Reimbursement Amount                                                      4          (P&S 6.02vi  )             0.00
       iii. Redirection of Certificate Insurance                                                                       10,000.00
       iv.  Total Amount to Certificate Insurer                                                                        45,550.01
       ---------------------------------------------------------------------------------------------------------------------------

    28 i.   Subordinated Percentage                                                              (P&S 6.02i   )             1.25%
       ii.  Subordinated Percentage of Scheduled Formula Principal Distribution
               Amount                                                                                                       0.00
       iii. Subordinated Prepayment Percentage                                                                              0.00%
       iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
                Distribution Amount                                                                                         0.00
       v.   Class B Total Distribution Allocable to Principal                         8                                     0.00
       vi.  Class B Recovered Loss Amount                                             9                                     0.00
       vii  Class B Unrecovered Loss Amount                                                                                 0.00

    29 i.   Class B Total Distribution Allocable to Interest                          6          (P&S 6.02ii  )        45,478.13
       ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                      (P&S 6.02ii  )        45,478.13
       iii. Class B Current Interest (pass-through rate x B's upb)                               (P&S 6.02iii )        45,478.13
       iv.  Class B Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                  (P&S 6.02iii  )                                                0.00

       v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
       vi.  Class A Unpaid Interest Shortfall included in 26i.
               (when 29iii. > 0: min of 29i. and 29iv.)                                                                     0.00
       viii.Class A Interest Shortfall  (29ii. - 29i.)                                                                      0.00
       ---------------------------------------------------------------------------------------------------------------------------

    30 i.   Cumulative Master Servicer Advanced Interest                                          (P&S 6.02v  )     1,689,101.46
       ii.  Cumulative Master Servicer Advanced Principal                                                                   0.00
       ---------------------------------------------------------------------------------------------------------------------------

    31 i.   Beginning Reserve Fund Balance                                                        (P&S 6.06   )             0.00
       ii.  Current Reserve Fund Deposit                                              5                               250,000.00
       iii. Current Reserve Fund Advances                                                                                   0.00
       iv.  Ending Reserve Fund Balance (required amount = $250,000)                                                  250,000.00
       ---------------------------------------------------------------------------------------------------------------------------

    32 i.   Available Excess Interest                                                                                 586,993.87
       ii.  Distribution Account Shortfall                                                        (P&S 6.02xvi)             0.00
       iii. Class R Distribution Amount For Such Distribution Date                   10                               336,993.87
       ---------------------------------------------------------------------------------------------------------------------------

    33 i.   Ending Pool Principal Balance                                                         (P&S 6.02vii)   632,475,930.52
       ii.  Ending Pool Balance Factor                                                                                 99.602509%
       ---------------------------------------------------------------------------------------------------------------------------

    34      Ending Class A Principal Balance                                                                      624,537,930.52
    35      Ending Class B Principal Balance                                                                        7,938,000.00
       ===========================================================================================================================

                     STATEMENT TO CERTIFICATEHOLDERS                     PAGE 6
       -------------------------------------------------------------------
       MLCC Mortgage Investors, Inc.
       Senior/Subordinate Mortgage Pass-Through Certificates, Series 1996D

     PASS-THROUGH RATES CURRENT DISTRIBUTION:
     Class A Certificates, Series 1996D          LIBOR + 0.30%        5.92500%
     Class B Certificates, Series 1996D          LIBOR + 1.25%        6.87500%


Current Collection Period:  01-Nov-96 to 30-Nov-96

                                       LIBOR=    5.6250%
Original Closing Date:                                               11-Dec-96
Distribution Date:                                                   14-Dec-96



                             Weighted Avg Net Mtg Rate (Alt. Rate)    7.12000%

            --------------------------------------------------------------------------------------------------------------------

     1 i.   Class A Total Distribution Allocable to Principal                                                          4.025231
       ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
               Amount (Line 20)                                                                                        0.000000
       iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal
               Distribution Amount                                                                                     4.025231
       iv   Class A Recovered Principal Amount                                                                         0.000000
       v    Class A Unrecovered Principal Amount                                                                       0.000000

     2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii.
               or 23)                                                                                                  4.937500
       ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                                            4.937500
       iii. Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. >
               0: min of 26i. and 26iv.)                                                                               0.000000
       iv   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                                            0.000000

            --------------------------------------------------------------------------------------------------------------------

     3 i.   Class B Total Distribution Allocable to Principal                                                          0.000000
       ii.  Subordinated Percentage of Scheduled Formula Principal Distribution
               Amount                                                                                                  0.000000
       iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal
                Distribution Amount                                                                                    0.000000
       iv   Class B Recovered Loss Amount                                                                              0.000000
       v    Class B Unrecovered Loss Amount                                                                            0.000000

     4 i.   Class B Total Distribution Allocable to Interest                                                           5.729167
       ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                            5.729167
       iii. Class B Current Interest (pass-through rate x B's upb)                                                     5.729167
       iv   Class B Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                                            0.000000
            --------------------------------------------------------------------------------------------------------------------

     5      Ending Pool Principal Balance                                                                        632,475,930.52
     6      Ending Pool Balance Factor                                                                                99.602509%

     7      Ending Class A Principal Balance                                                                     624,537,930.52
     8      Ending Class B Principal Balance                                                                       7,938,000.00
            --------------------------------------------------------------------------------------------------------------------

     9 i.   Current Master Servicer Advanced (Recovered) Interest                                                  1,689,101.46
       ii.  Current Master Servicer Advanced (Recovered) Principal                                                         0.00
       iii. Current Trustee Advanced Interest                                                                              0.00
       iv   Current Trustee Advanced Principal                                                                             0.00
       v    Additional Servicing Compensation                                              (P&S 6.02ix  )                  0.00
       vi   Amount of Servicing Advances Paid by Master Servicer                           (P&S 6.02 x  )                  0.00
       vii  Formula Principal Amount & Unrecovered Principal Amounts                       (P&S 6.02iv  )                  0.00
       viii Amount of Delinquencies of Mortgage Loans                                                                      0.00
       ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:     14-Dec-96                                                 0.00000%
       x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:     14-Dec-96                                                 0.00000%
            --------------------------------------------------------------------------------------------------------------------

    10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                 0
       ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                        0.00
    11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                                 0
       ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                        0.00
    12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                               0
       ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                      0.00
    13 i    Number of Mortgage Loans in Foreclosure                                                                           0
       ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                  0.00

    14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                      0.00
    15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                (P&S 6.02xiii)                  0.00
            ====================================================================================================================